Exhibit 32(a). PRIVATE   Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert V. Silva, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

	(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert V. Silva

    Robert V. Silva
    Chief Executive Officer
    and Principal Executive Officer
    November 14, 2008